SUPPLEMENT DATED FEBRUARY 28, 2019

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS FOR

INFLATION MANAGED PORTFOLIO

DATED MAY 1, 2018

This supplement revises the Pacific Select Fund Summary Prospectus for Inflation Managed Portfolio dated May 1, 2018 (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table is deleted and replaced with the following:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Mihir P. Worah, Chief Investment Officer of Real Return and Asset Allocation, Managing Director and Portfolio Manager	Since 2008
Stephen Rodosky, Managing Director and Portfolio Manager	Since 2019